UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. __)

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NATIONWIDE MUTUAL FUNDS
(Name of Registrant as Specified in Its Charter)

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NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

January 31, 2018

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the Nationwide California Intermediate Tax Free Bond Fund (the "California Fund") and Nationwide National Intermediate Tax Free Bond Fund (the "National Fund" and, collectively with the California Fund, the "Funds"), each a series of Nationwide Mutual Funds (the "Trust"). Until recently, the California Fund was known as the "Nationwide HighMark California Intermediate Tax Free Bond Fund," and the National Fund was known as the "Nationwide HighMark National Intermediate Tax Free Bond Fund."

Specifically, the Board of Trustees of the Trust approved the selection of Massachusetts Financial Services Company, d/b/a MFS Investment Management, to serve as the new subadviser to the Funds following the resignation of HighMark Capital Management, Inc. as each Fund's subadviser on November 13, 2017. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that this Information Statement be sent to you. The full Information Statement also will be available on the Trust's website at http://www.nationwide.com/mutualfundsshareholdernews until May 15, 2018.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Mutual Funds

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Mutual Funds (the "Trust") is furnishing this Information Statement with respect to the Nationwide California Intermediate Tax Free Bond Fund (the "California Fund") and Nationwide National Intermediate Tax Free Bond Fund (the "National Fund" and, collectively with the California Fund, the "Funds"), each a series of Nationwide Mutual Funds (the "Trust").  All shareholders of record as of the date hereof will receive this Information Statement. This Information Statement will be sent to shareholders on or about February 2, 2018. The Information Statement also is available online at www.nationwide.com/mutualfundsshareholdernews. Until recently, the California Fund was known as the "Nationwide HighMark California Intermediate Tax Free Bond Fund," and the National Fund was known as the "Nationwide HighMark National Intermediate Tax Free Bond Fund."

The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust's Board of Trustees (the "Board" or the "Trustees"), but without obtaining shareholder approval, provided, among other things, that each Fund sends to its respective shareholders an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

Each Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Funds and supervises the Funds' daily business affairs, subject to the supervision and direction of the Board. NFA selects the subadviser(s) it believes will provide the Funds with high-quality investment management services consistent with each Fund's investment objective. NFA is responsible for the overall monitoring of the Funds' subadviser(s).

Effective November 13, 2017, Massachusetts Financial Services Company, d/b/a MFS Investment Management ("MFS"), began serving as the subadviser to the Funds, following the resignation of HighMark Capital Management, Inc. ("HighMark"), the Funds' previous subadviser. As a result of this change, each Fund is now subadvised by MFS.  The California Fund has been renamed as the "Nationwide California Intermediate Tax Free Bond Fund," and the National Fund has been renamed as the "Nationwide National Intermediate Tax Free Bond Fund."

MFS is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. MFS is paid a subadvisory fee by NFA from the management fees NFA receives from the Funds. In accordance with procedures adopted by the Board, the subadviser of the Funds may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of MFS, located at 111 Huntington Avenue, Boston, MA 02199, as the new subadviser to the Funds. The Board approved the appointment of MFS as subadviser to the Funds on November 8, 2017, and MFS began serving as the Funds' subadviser on November 13, 2017, following the resignation of HighMark. The factors considered by the Board in making its decision to approve MFS as the subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA's duties to select and supervise the Funds' subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser(s) and recommending to the Board whether a new subadviser should be hired or whether the subadviser's contract with the Trust should be renewed, modified or terminated.

NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The California Fund's investment objective is to seek to provide high current income that is exempt from federal income tax and California personal income tax.  The California Fund invests primarily in investment grade municipal bonds and notes that are tax-exempt in California.  The National Fund's investment objective is to seek to provide high current income that is exempt from federal income tax.  The National Fund invests primarily in investment grade (i.e., rated in the four highest rating categories of nationally recognized statistical ratings organizations or, if unrated, determined by the subadviser to be of comparable quality) municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

HighMark served as each Fund's subadviser since September 2013, but recently notified NFA of its decision to leave the mutual fund subadvisory business in November 2017.  As a result of HighMark's resignation, NFA undertook a search for a new subadviser to manage the Funds.

In evaluating potential subadvisers to replace HighMark, NFA sought a manager capable of combining intensive bottom-up credit research with top-down market views to identify the best risk/reward opportunities across the municipal bond markets.  Particularly important was a manager's ability to recognize and understand the asymmetric nature of risk in municipal bond investing when seeking the highest yield available in the marketplace. To achieve these goals, NFA employed a subadviser selection process that was driven by qualitative, quantitative and risk due diligence processes. For those potential subadvisers that met the foregoing criteria, a number of additional factors were applied, including, but not limited to, firm stability and ownership structure; composition, experience, culture and compensation structure of the portfolio management team; available capacity for each Fund's assets; and the reasonableness of the candidate's fee and its consistency with each Fund's expense structure.  Discussions and onsite due diligence visits were then conducted with potential subadvisers to evaluate their investment strategies, management teams and operational capabilities.

MFS Investment Management

Of the potential subadvisers that NFA evaluated, NFA determined that MFS was the most qualified and appropriate candidate to subadvise each Fund, considering its investment philosophy and process, strong quantitative score, positive qualitative assessment, and favorable performance results over time.

MFS uses an active bottom-up investment approach to buying and selling investments for each Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers, in light of issuers' financial condition and market, economic, political and regulatory conditions.  Factors considered may include the instrument's credit quality and terms, any underlying assets and their credit quality, and the issuer's management ability, capital structure, leverage and ability to meet its current obligations.  MFS may also consider quantitative (i.e., mathematical and/or statistical) models that systematically evaluate the structure of debt instruments and their features.  In constructing each Fund's overall portfolio, MFS may also consider top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors and risk management factors.  NFA determined that MFS combines a disciplined approach to managing systematic risk1 with a long-term value approach to managing idiosyncratic risk, thereby allowing it to deliver enhanced risk-adjusted returns in a consistent manner.

Michael L. Dawson, Investment Officer and Portfolio Manager of MFS, is responsible for the day-to-day management of the California Fund and has been employed in the investment area of MFS since 1998.

Geoffrey L. Schechter, CFA, CPA, and Jason R. Kosty are co-portfolio managers of the National Fund and are responsible for the day-to-day management of the National Fund.

Mr. Schechter, Investment Officer and Portfolio Manager of MFS, has been employed in the investment area of MFS since 1993.  Mr. Kosty, Investment Officer and Portfolio Manager of MFS, has been employed in the investment area of MFS since 2003.

1 Systematic risk, which often is plainly called market risk, is the risk inherent in the aggregate market that cannot be solved by diversification.  A risk that is specific to a particular issuer or industry, and which can be offset with diversification, often is referred to as "idiosyncratic risk."

Based on the foregoing considerations, NFA recommended to the Board that MFS be approved as the subadviser to each Fund.

BOARD CONSIDERATIONS

At a special meeting held in-person on November 8, 2017, the Board, of which eight of the nine members are not considered to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), discussed and unanimously approved the appointment of MFS as the subadviser to each Fund. The Trustees were provided with detailed materials in advance of and at the meeting relating to the proposal to appoint MFS. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the proposal. The material factors and conclusions that formed the basis for the Board's approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by MFS as Subadviser. The Trustees considered the information provided by NFA as to MFS, including, among other things, information relating to MFS's investment strategy and process for each Fund. The Trustees considered the experience of the investment personnel of MFS that would be managing each Fund.

Investment Performance. The Trustees considered information concerning the past performance record of MFS in managing investment strategies comparable to the strategies it would use in managing the Funds' assets.

Fee Level. The Board noted that, under the proposed subadvisory fee schedule for each Fund, the assets of the two Funds would be aggregated for the purposes of determining the subadvisory fees payable to MFS.  Due to breakpoints included in the subadvisory fee schedules proposed by MFS, NFA, which is contractually required to pay the Funds' subadvisory fees, pays subadvisory fees to MFS at rates lower than the rates at which it previously paid fees to HighMark.  The difference between the two fees is retained by NFA.

Profitability. No information was presented to the Board regarding the expected profitability of the Subadvisory Agreement for each Fund.

Terms of the Subadvisory Agreement. The Board noted that the non-compensatory terms of the subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other series of the Trust.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, including all of the Independent Trustees, determined that with respect to each Fund, the services to be provided by MFS and the fees to be paid to MFS each appeared on the basis of the information presented to be acceptable, and unanimously approved the Subadvisory Agreement for each Fund for a two-year period commencing from the execution of the Subadvisory Agreement.

THE SUBADVISORY AGREEMENT

The subadvisory agreement with MFS, dated November 13, 2017 (the "Agreement"), was approved by the Board, including the Independent Trustees, on November 8, 2017. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Funds' shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, solely with respect to the Funds, has an initial term that expires on May 1, 2019, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of the outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated as to a Fund on not more than 60 days' written notice by NFA, the Trust on behalf of such Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days' written notice by MFS. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual subadvisory fee payable by NFA to MFS (as a percentage of the Funds' aggregated average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of each Fund will not change as a result of a lower subadvisory fee schedule with MFS than the previous subadvisory fee schedule with HighMark.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of each Fund's assets to MFS and for overseeing and reviewing the performance of MFS.  MFS is required to manage each Fund's portfolio in accordance with such Fund's investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, MFS is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers MFS selects and to negotiate commissions to be paid on such transactions. In doing so, MFS is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, MFS and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds or the Funds' shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

MFS is required, under the Agreement, to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of MFS's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify MFS for any liability and expenses which may be sustained by MFS unless they were the result of MFS's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that MFS establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits MFS to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between MFS and other subadvisers to the Funds or funds affiliated with the Funds.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT MFS

MFS is located at 111 Huntington Avenue, Boston, MA 02199. The following table sets forth the name and principal occupation of the principal executive officers of MFS. The address of each person listed below is 111 Huntington Avenue, Boston, MA 02199.

Name	Title
Robert J. Manning	Director, Executive Chairman and Chairman of the Board of Directors
Robin A. Stelmach	Vice Chairman
Amrit B. Kanwal	Executive Vice President and Chief Financial Officer
Michael W. Roberge	Director, Chief Executive Officer, President and Chief Investment Officer
David A. Antonelli	Vice Chairman
Stephen C. Peacher	Director
Martin J. Wolin	Chief Compliance Officer
Heidi W. Hardin	Executive Vice President, General Counsel and Secretary
Kevin D. Strain	Director

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

MORE ABOUT FEES AND EXPENSES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of such Fund's average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended October 31, 2017, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds' investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on March 7, 2017. The Investment Advisory Agreement was last approved by shareholders of the Funds on September 9, 2013. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets the overall investment strategy for each Fund; (ii) has overall supervisory responsibility for the general management and investment of each Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser's contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning each Fund's business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, or by NFA, in each case, upon not more than 60 days' written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of December 31, 2017, the each Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of December 31, 2017, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of December 31, 2017, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although the Trust is not asking shareholders to vote on the approval of MFS as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of shareholders. Whenever a matter affecting a Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to such Fund's shareholders. Each share of a Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Shareholders also may revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund's shareholders.

The foregoing description of shareholder voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting a Fund is required, the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC ("NFD"), an affiliate of NFA, acts as the Trust's principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of MFS, nor do any such Officers or Trustees own securities issued by MFS or have any other material direct or indirect interest in MFS.

The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.  Additional copies of the full Information Statement may be obtained, without charge, by calling toll-free 800-848-0920.

By Order of the Board of Trustees of Nationwide Mutual Funds,

/s/ Eric E. Miller
Eric E. Miller, Secretary

January 31, 2018

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to MFS (as a percentage of the Funds' aggregated average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
Nationwide California Intermediate Tax Free Bond Fund
0.25% on Aggregate Subadviser Assets up to $100 million;
0.225% on Aggregate Subadviser Assets of $100 million and more but less than $250 million; and
0.20% on Aggregate Subadviser Assets of $250 million and more

Nationwide National Intermediate Tax Free Bond Fund

The term "Aggregate Subadviser Assets" means the aggregate amount of assets resulting from the combination of (i) subadviser assets of the Nationwide California Intermediate Tax Free Bond Fund; and (ii) subadviser assets of the Nationwide National Intermediate Tax Free Bond Fund.

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Funds pay NFA investment advisory fees at effective annual rates (as a percentage of each Fund's average daily net assets) as set forth in the following table:

Fund	Advisory Fees
Nationwide California Intermediate Tax Free Bond Fund	0.45% on assets up to $250 million; and 0.40% on assets of $250 million and more
Nationwide National Intermediate Tax Free Bond Fund

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended October 31, 2017. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
Nationwide California Intermediate Tax Free Bond Fund	$539,408
Nationwide National Intermediate Tax Free Bond Fund	$0
C-1

EXHIBIT D

OUTSTANDING SHARES

As of December 31, 2017, the Funds had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
Nationwide California Intermediate Tax Free Bond Fund – Class A	3,218,747.244
Nationwide California Intermediate Tax Free Bond Fund – Class C	2,312,372.381
Nationwide California Intermediate Tax Free Bond Fund – Class R6	3,726,848.399
Nationwide California Intermediate Tax Free Bond Fund – Institutional Service Class	2,031,458.346

Nationwide National Intermediate Tax Free Bond Fund – Class A	554,627.826
Nationwide National Intermediate Tax Free Bond Fund – Class C	251,273.304
Nationwide National Intermediate Tax Free Bond Fund – Class R6	1,171,190.584
Nationwide National Intermediate Tax Free Bond Fund – Institutional Service Class	650,621.732
D-1

EXHIBIT E

5% SHAREHOLDERS

As of December 31, 2017, to the Trust's knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Funds.

Account Holder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
Nationwide California Intermediate Tax Free Bond Fund – Class A
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	1,014,935.061	31.53%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA 94105	446,418.700	13.87%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	410,871.117	12.76%
UBS WM USA WEEHAWKEN, NJ 07086	310,637.723	9.65%
LPL FINANCIAL SAN DIEGO, CA 92121	271,217.006	8.43%
MORGAN STANLEY SMITH BARNEY LLC BALTIMORE, MD 21231	244,175.926	7.59%
Nationwide California Intermediate Tax Free Bond Fund – Class C
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	1,028,932.820	50.65%
UBS WM USA WEEHAWKEN, NJ 07086	387,768.210	19.09%
LPL FINANCIAL SAN DIEGO, CA 92121	166,913.620	8.22%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	134,578.196	6.62%
PERSHING LLC JERSEY CITY, NJ 07399	106,549.546	5.24%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	103,131.273	5.08%
Nationwide California Intermediate Tax Free Bond Fund – Class R6
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	2,283,522.179	61.27%
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	1,167,166.526	31.32%
Nationwide California Intermediate Tax Free Bond Fund – Institutional Service Class
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	493,152.076	21.33%
LPL FINANCIAL SAN DIEGO, CA 92121	471,225.301	20.38%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	332,749.564	14.39%
MILLENNIUM TRUST CO LLC OAK BROOK, IL 60523	227,591.383	9.84%

E-1

MORGAN STANLEY SMITH BARNEY LLC BALTIMORE, MD 21231	217,237.127	9.39%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	182,288.099	7.88%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA 94105	129,025.950	5.58%
Nationwide National Intermediate Tax Free Bond Fund – Class A
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	190,035.757	34.26%
UBS WM USA WEEHAWKEN, NJ 07086	84,373.106	15.21%
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	39,140.917	7.06%
LPL FINANCIAL SAN DIEGO, CA 92121	33,953.485	6.12%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	33,789.164	6.09%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	30,976.813	5.59%
Nationwide National Intermediate Tax Free Bond Fund – Class C
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	94,158.397	37.47%
UBS WM USA WEEHAWKEN, NJ 07086	73,381.529	29.20%
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL 33716	28,432.298	11.32%
MORGAN STANLEY SMITH BARNEY LLC BALTIMORE, MD 21231	15,003.448	5.97%
Nationwide National Intermediate Tax Free Bond Fund – Class R6
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	826,092.122	70.53%
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	293,005.526	25.02%
Nationwide National Intermediate Tax Free Bond Fund – Institutional Service Class
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO 63103	287,067.635	44.12%
SEI PRIVATE TRUST COMPANY OAKS, PA 19456	67,998.507	10.45%
PERSHING LLC JERSEY CITY, NJ 07399	63,800.768	9.81%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL 32246	46,692.475	7.18%

E-2